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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported):  March 29, 2006
                                                            --------------



                       ROCKWELL MEDICAL TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its Charter)



             Michigan                000-230-661               38-3317208
----------------------------         -----------               ----------
(State or other jurisdiction         (Commission              (IRS Employer
         of incorporation)           File Number)            Identification No.)

                        30142 Wixom Road, Michigan 48334
                        ----------------- --------------
               (Address of principal executive offices) (Zip Code)

         Registrant's telephone number, including area code   (248) 960-9009
                                                            ------------------


                                 Not applicable
                   ------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On March 29, 2006, LaSalle Bank Midwest National Association, formerly known as Standard Federal Bank National Association (the "Lender"), approved a renewal of its Loan and Security Agreement (the "Loan Agreement") with Rockwell Medical Technologies, Inc. ("Rockwell"). The Lender's commitment to make revolving borrowings under the Loan Agreement now expires on April 1, 2007. The Loan Agreement provides for revolving borrowings by Rockwell up to $2,750,000. Borrowings under the Loan Agreement are secured by accounts receivable, inventory and certain other assets, and are guaranteed by Rockwell's subsidiary, Rockwell Transportation, Inc. ("Transportation").

         The annual interest rate payable on revolving borrowings under the Loan Agreement is the Lender's prime rate, as it may change from time to time, plus 0.75%. Interest on revolving borrowings is payable monthly, and principal is payable in full at maturity.

         There is no material relationship between Rockwell and the Lender other than in respect of the Loan Agreement.

         The foregoing description is qualified in its entirety by reference to the Loan Agreement, the revolving note executed by Rockwell for the benefit of the Lender and the guaranty executed by Transportation for the benefit of the Lender, copies of which were filed as Exhibits 99.1, 99.2 and 99.3, respectively, to Rockwell's Form 8-K filed on March 31, 2005, and the letter dated March 29, 2006 from the Lender to Rockwell, a copy of which is filed herewith as Exhibit 99.1, all of which are hereby incorporated by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information described above under "Item 1.01 Entry into a Material Definitive Agreement" is hereby incorporated herein by reference.

ITEM 7.01         REGULATION FD DISCLOSURE.

The information described above under "Item 1.01 Entry into a Material Definitive Agreement" is hereby incorporated herein by reference.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c)       Exhibits.

          The following exhibit is filed with this Form 8-K


          Exhibit   Description
          -------   -----------
          99.1      Letter dated March 29, 2006 from LaSalle Bank Midwest
                    National Association to Rockwell Medical Technologies, Inc.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ROCKWELL MEDICAL TECHNOLOGIES, INC.


Date:  April 11, 2006           By: /s/ Thomas E. Klema
                                    -------------------
                                    Thomas E. Klema
                                    Vice President and Chief Financial Officer






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                                 EXHIBIT INDEX



Exhibit             Description
-------             -----------
99.1                Letter dated March 29, 2006 from LaSalle Bank Midwest
                    National Association to Rockwell Medical Technologies, Inc.